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                                                                    EXHIBIT 99.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Jeanne Prayther, the Chief Financial Officer and Secretary of Daleen Technologies, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Form 10-K of the Company for the year ended December 31, 2002 (the "Form 10-K"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2003


/s/ JEANNE PRAYTHER
-------------------------
Jeanne Prayther
Chief Financial Officer and Secretary


A signed original of this written statement required by Section 906 has been provided to Daleen Technologies, Inc. and will be retained by Daleen Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.